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ACUSON CORPORATION                                                 EXHIBIT 10.22
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                              ACUSON CORPORATION
                       1995 EMPLOYEE STOCK PURCHASE PLAN

              Adopted by the Board of Directors on March 1, 1995
                   Approved by stockholders on May 31, 1995
            Amended by the Board of Directors on February 19, 1999

     The following constitute the provisions of the 1995 Employee Stock Purchase Plan of Acuson Corporation.

     1.  Purpose.  The purpose of the Plan is to provide employees of the
         -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company by providing eligible employees with an opportunity to participate as shareholders in the Company's future growth. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. Accordingly, the provisions of the Plan, and the discretion granted to the Plan Administrator hereunder shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.  Definitions.
         -----------

         (a)  "Applicable Discount" shall mean, with respect to any given
               -------------------
Purchase Period, the discount fixed by the Plan Administrator pursuant to paragraph 4(b) with respect to such Purchase Period, which discount shall be no less than 0% and no more than 15% (in whole percentages).

         (b)  "Board" shall mean the Board of Directors of the Company.
               -----

         (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

         (d)  "Common Stock" shall mean the common stock, par value $.0001 per
               ------------
share, of the

         (e)  "Company" shall mean Acuson Corporation, a Delaware corporation.
               -------

         (f)  "Compensation" shall mean, with respect to any given Purchase
               ------------
Period, the components of each Participant's total compensation that

                                       1
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will be treated as compensation for purposes of the Plan during such Purchase
Period as determined by the Plan Administrator pursuant to paragraph 4(b).

          (g)  "Designated Subsidiaries" shall mean the Subsidiaries which have
                -----------------------
been designated by the Plan Administrator from time to time in its sole discretion as eligible to participate in the Plan.

          (h)  "Employee" shall mean any individual who is regularly engaged in
                --------
the rendition of personal services to the Company or a Designated Subsidiary for earnings considered wages under Section 3121(a) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (i)  "Enrollment Date" shall mean the first day of each Purchase
                ---------------
Period.

          (j)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                ------------
amended.

          (k)  "Exercise Date" shall mean, with respect to any given Purchase
                -------------
Period, the date or dates fixed by the Plan Administrator with respect to such Purchase Period pursuant to paragraph 4(b).

          (l)  "Fair Market Value" shall mean, as of any date, the value of
                -----------------
Common Stock determined as follows:

               (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in the Common Stock) or system on the day of such determination, if such day is a Trading Day, or the previous Trading Day, if such day is not a Trading Day, as reported in The Wall Street Journal or such other source as the Board deems
            -----------------------
reliable; or

               (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market system thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock on the day of such determination, if such day is a Trading Day, or the previous Trading Day, if such day is not a Trading Day, as reported in The Wall Street
                                                              ---------------
Journal or such other source as the Board deems reliable; or
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               (3)  In the absence of an established market for the Common
Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (m)  "Participant" means an eligible Employee of the Company or
                -----------
Designated Subsidiary who is actively participating in the Plan.

          (n)  "Plan" shall mean this Employee Stock Purchase Plan.
                ----
          (o)  "Plan Administrator" shall mean either the Board or a committee
                ------------------
of the Board that is responsible for the administration of the Plan.

          (p)  "Purchase Period" shall mean a purchase period established by the
                ---------------
Plan Administrator pursuant to paragraph 4 hereof.

          (q)  "Purchase Price" shall mean, with respect to any given Exercise
                --------------
Date, the amount determined by applying the Applicable Discount to the lower of
(i) the Fair Market Value of the Common Stock as of such Exercise Date and (ii) the Fair Market Value of the Common Stock as of the first date of the Purchase Period in which such Exercise Date falls; provided, however, that the Plan Administrator may, in its discretion, determine that the Purchase Price for all Exercise Dates within a given Purchase Period shall be the amount determined by applying the Applicable Discount to the Fair Market Value of the Common Stock as of the first date of such Purchase Period, but only if the Plan Administrator does so upon establishing such Purchase Period.

          (r)  "Replacement Purchase Period" shall mean a replacement purchase
                ---------------------------
period established pursuant to paragraph 4(e) hereof.

          (s)  "Reserves" shall mean the number of shares of Common Stock
                --------
covered by all purchase rights granted under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which purchase rights have not yet been granted (or as to which purchase rights have previously been granted but have expired unexercised).

          (t)  "Subsidiary" shall mean a corporation, domestic or foreign, of
                ----------
which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary, except that as used in paragraph 18(b), "Subsidiary" shall have the meaning set forth in paragraph 18(c).

          (u)  "Trading Day" shall mean a day on which The New York Stock
                -----------
Exchange is open for trading.

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     3.   Eligibility.
          -----------

          (a) Any Employee who has been continuously employed by the Company prior to the applicable Enrollment Date for such minimum period of time (not to exceed two years), if any, as the Plan Administrator may require and who is employed by the Company on such Enrollment Date shall be eligible to participate in the Plan for the Purchase Period commencing with such Enrollment Date. Members of the Board who are eligible Employees are permitted to participate in the Plan except to the extent limited by paragraph 13(b).

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted purchase rights under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options or rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or
(ii) which permits his/her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such purchase right is granted) for each calendar year in which such purchase right is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

          (c) Notwithstanding paragraph (a) above, the Plan Administrator shall have the discretion to exclude any one or more of the following categories of Employees from participation in the Plan: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is five months or less in any calendar year; (iii) Employees who have been employed by the Company or any Designated Subsidiary for less than two years; and (iv) highly compensated Employees (within the meaning of Section 414(q) of the Code).

     4.   Purchase Periods.
          ----------------

          (a) The Plan shall be implemented by Purchase Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have terminated in accordance with paragraph 19 or paragraph 23 hereof. Each Purchase Period shall be of such duration (not to exceed twenty-seven months per Purchase Period) as determined by the Plan Administrator upon establishment of such Purchase Period. Purchase Periods will commence on such dates as may be determined by the Plan Administrator during the period in which the Plan remains in existence. The Plan Administrator shall have the discretion to establish overlapping Purchase Periods.

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          (b)  Upon establishing each Purchase Period, the Plan Administrator shall fix (i) one or more Exercise Dates with respect to such Purchase Period, one of which shall be on the last day of such Purchase Period, (ii) the Applicable Discount with respect to such Purchase Period, (iii) the Compensation with respect to such Purchase Period and (iv) the maximum number of shares that may be purchased by any Participant on any Exercise Date during such Purchase Period (the "Per-Participant Limit"). In addition, the Plan Administrator may, in its discretion, fix a maximum number of shares of Common Stock that may be purchased by all Participants in the aggregate during such Purchase Period and/or on any given Exercise Date therein. Once fixed, the Exercise Date or Dates, the Applicable Discount, the Compensation, the Per-Participant Limit and any aggregate share purchase limits with respect to a given Purchase Period may not be changed, except upon the occurrence of a Corporate Transaction as provided in paragraph 18(b).

          (c) A Participant shall be granted a separate purchase right for each Purchase Period in which he/she participates. The purchase right shall be granted on the first day of the Purchase Period and shall be automatically exercised in successive installments on each Exercise Date during the Purchase Period.

          (d) If the Plan Administrator establishes overlapping Purchase Periods, the Plan Administrator may, in its discretion, permit Participants to participate in more than one Purchase Period at a time.

          (e) If on the Trading Day following any Exercise Date in a Purchase Period the Fair Market Value of the Common Stock is less than the Fair Market Value of the Common Stock on the first day of such Purchase Period (after taking into account any adjustment during the Purchase Period pursuant to paragraph 18(a)), the Plan Administrator may, in its discretion, provide that the Purchase Period shall be terminated and that all Participants therein shall be enrolled in a new Purchase Period, other than any such Participants who are not eligible to participate in the Plan on that date or who have elected to terminate participation in the Plan. Any such new Purchase Period (a "Replacement Purchase Period") shall be established by the Plan Administrator pursuant to paragraph 4(a) and shall commence on the date that such previous Purchase Period is terminated. The Plan Administrator shall fix one or more Exercise Dates, the Applicable Discount, the Compensation and the Per-Participant Limit, and may fix aggregate share purchase limits, pursuant to paragraph 4(b) with respect to such Replacement Purchase Period.

          (f) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Purchase Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Purchase Period.

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     5.   Participation.
          -------------

          (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in a form designated by the Company and filing it with the Company's payroll office prior to the Enrollment Date for the Purchase Period in which such participation will commence in accordance with the filing deadline established by the Company. Such agreement will remain effective under subsequent Purchase Periods unless and until such Employee files a new agreement or terminates his/her participation in the Plan in accordance with paragraph 6(c), provided that such Employee must file a new subscription agreement to enroll in any Purchase Period that overlaps with a Purchase Period in which such Employee has previously enrolled.

          (b) Payroll deductions for a Participant shall commence with the first payroll following the Enrollment Date and shall end on the last complete payroll period during the Purchase Period, unless sooner terminated by the Participant as provided in paragraph 10.

     6.   Payroll Deductions.
          ------------------

          (a) At the time a Participant files his/her subscription agreement, he/she shall elect to have payroll deductions made on each pay day during the Purchase Period in an amount from three to fifteen percent (in whole percentages only) of the Compensation which he/she receives on each such pay day.

          (b) All payroll deductions made for a Participant shall be credited to his/her account under the Plan. A Participant may not make any additional payments into such account.

          (c) A Participant may discontinue his/her participation in the Plan as provided in paragraph 10. A Participant's subscription agreement shall remain in effect for successive Purchase Periods unless and until such Participant files a new agreement or terminates his/her participation in the Plan as provided in paragraph 10. The Plan Administrator may, in its discretion, permit Participants to amend their subscription agreements to increase and/or decrease the rate of their payroll deductions during any given Purchase Period.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a Participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in any other Purchase Period that ended or that will end during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal the

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maximum amount permitted under Section 423 of the Code. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in paragraph 10.

     7.   Grant of Purchase Right. On the first day of each Purchase Period,
          -----------------------
each Participant in such Purchase Period shall be granted the right to purchase on each Exercise Date of such Purchase Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in paragraphs 3(b), 4(b), 6(d), 8(b) and 12(a) hereof. Exercise of the purchase right shall occur as provided in paragraph 8, unless the Participant has withdrawn from the Plan pursuant to paragraph 10, and the purchase right, to the extent not exercised, shall expire on the last day of the Purchase Period.

     8.   Exercise of Purchase Right.
          ---------------------------

          (a) Unless a Participant withdraws from the Plan as provided in paragraph 10 below, his/her right to purchase shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to such right shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his/her account. No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Exercise Date under the Plan or returned to the Participant, provided that, if the next Exercise Date falls within a new Purchase Period, such payroll deductions shall be carried over to such Exercise Date only if the Participant participates in such new Purchase Period. Any amount remaining in a Participant's account at the close of any Exercise Date caused by anything other than a surplus due to fractional shares (including the accumulated payroll deductions in any Participant's account as of any Exercise Date that are in excess of the amount needed to purchase the maximum number of full shares which may be purchased by such Participant based on the limitations in paragraphs 3(b), 4(b), 6(d), 8(b) and 12(a) hereof) shall be refunded to the Participant in cash as soon as practicable and shall not be carried over to the next Exercise Date. During a Participant's lifetime, a Participant's right to purchase shares hereunder is exercisable only by him/her.

          (b) If, on a given Exercise Date, the aggregate purchase of shares upon the exercise in full of all purchase rights would exceed the aggregate share purchase limit, if any, fixed by the Plan Administrator pursuant to paragraph 4(b) with respect to the applicable Purchase Period, the Company shall make a pro-rata allocation of the available shares in as nearly uniform a manner as shall be practicable and as it shall determine to be equitable.

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     9.   Delivery. The Company shall arrange the delivery to each Participant
          --------
of a certificate representing the shares of Common Stock purchased upon exercise of his/her purchase right based upon instructions provided to the Company by the Participant from time to time, but subject to paragraph 12(c).

     10.  Withdrawal; Termination of Employment.
          -------------------------------------

          (a) A Participant may withdraw all but not less than all the payroll deductions credited to his/her account and not yet used to exercise his/her purchase right under the Plan at any time by giving written notice to the Company in a form designated by the Company. All of the Participant's payroll deductions credited to his/her account will be paid to such Participant as soon as practicable after receipt of such notice of withdrawal. Upon receipt of such notice of withdrawal, the Participant's purchase right for the Purchase Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Purchase Period. If a Participant withdraws from a Purchase Period, payroll deductions will not resume at the beginning of the succeeding Purchase Period unless the Participant delivers to the Company a new subscription agreement.

          (b) Upon a Participant's ceasing to be an eligible Employee for any reason other than retirement, the payroll deductions credited to such Participant's account during the Purchase Period but not yet used to exercise his/her purchase right will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under paragraph 14, and such Participant's purchase right will be automatically terminated .

          (c) Upon a Participant's ceasing to be an eligible Employee by reason of his/her retirement, the provisions of this paragraph 10(c) shall apply. If such retirement occurs three months or less prior to the next Exercise Date, the retired Participant shall have the option of withdrawing from the Plan as provided in paragraph 10(a), or taking no action and thereby continuing participation in the Purchase Period in which he/she was participating at the time of retirement. If retirement occurs more than three months prior to the next Exercise Date, the payroll deductions credited to such retired Participant's account during the Purchase Period but not yet used to exercise his/her purchase right will be returned to such Participant and such Participant's purchase right will be automatically terminated. The Plan Administrator shall have the discretion to shorten or lengthen such period from time to time during the term of the Plan, but such period shall in no event exceed three months .

     11.  Interest. No interest shall accrue on the payroll deductions of a
          --------
 Participant in the Plan.

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     12.  Stock.
          -----

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 2,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If on a given Exercise Date the aggregate number of shares with respect to which purchase rights are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. If any purchase right granted under the Plan shall terminate for any reason without having been exercised, the Common Stock not purchased under such right shall again become available under the Plan.

          (b) A Participant will have no interest or voting right in shares covered by his/her purchase right until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

          (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, in the name of the Participant and his/her spouse, in the name of the stockbroker at which the Participant maintains an account in accordance with instructions provided to the Company by the Participant pursuant to paragraph 9 or in the name of any permitted transferee of the Participant pursuant to paragraph 15.

          (d) The Common Stock subject to the Plan may be unissued shares, treasury shares or shares purchased by the Company on the open market or otherwise.

     13.  Administration. The Plan shall be administered by the Plan
          --------------
Administrator, which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Plan Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

     14.  Designation of Beneficiary.
          --------------------------

          (a) Participants may file a written designation of a beneficiary, on a form designated by the Company, who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

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          (b) Such designation of beneficiary may be changed by the
Participant (and his/her spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate .

     15.  Transferability. Neither payroll deductions credited to a
          ---------------
Participant's account nor any rights with regard to the exercise of a purchase right or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from a Purchase Period in accordance with paragraph 10.

     16.  Use of Funds. All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17.  Reports. Individual accounts will be maintained for each Participant
          -------
in the Plan. Such accounts will be unfunded. Statements of account will be given to Participants as soon as practicable following each Exercise Date, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18.  Adjustments Upon Changes in Capitalization or Ownership.
          -------------------------------------------------------

          (a) Subject to any required action by the shareholders of the Company, the Reserves, as well as the Purchase Price with respect to each purchase right under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Plan Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to purchase rights granted under the Plan. The Plan Administrator may, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding purchase right, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

          (b) In the event that any Corporate Transaction occurs or becomes imminent, the Board may determine, in the exercise of its sole discretion, to shorten any Purchase Period or Purchase Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If it elects to fix a New Exercise Date, the Board also may, in its discretion, change the Applicable Discount, the Compensation, the Per-Participant Limit and any aggregate share purchase limits previously established with respect to the shortened Purchase Period or Periods. If the Board shortens any such Purchase Period, the Board shall notify each Participant in writing that the Exercise Date for his/her purchase right has been changed to the New Exercise Date and that his/her purchase right will be exercised automatically on the New Exercise Date, unless prior to such date he/she has withdrawn from such Purchase Period as provided in paragraph 10. Such written notice shall also include a description of any changes made to the Applicable Discount, the Compensation, the Per-Participant Limit and any aggregate share purchase limits made pursuant to this paragraph 18(b) .

          (c) For purposes of paragraph 18(b), the following definitions shall apply:

          "Acquiring Person" means any Person who or which, together with all
           ----------------
          Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the Common Stock then outstanding, but shall not include the Company, any Subsidiary of the Company or any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Stock for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall become an Acquiring Person as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Stock of the Company then outstanding; provided, however, that if a Person becomes the
                       --------  -------
          Beneficial Owner of 20% or more of the Common Stock of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Stock of the Company, then such Person shall be deemed to be an Acquiring Person.

          "Affiliate" and "Associate" have the respective meanings ascribed to
           ----------     ----------
          such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          "Approved Transaction" means any transaction that occurs at a time
           --------------------
          when Continuing Directors are in office and a majority of the Continuing Directors then in office has determined that the transaction is in the best interest of the Company and its stockholders .


          A Person shall be deemed the "Beneficial Owner" of and shall be deemed
                                        ----------------
          to "beneficially own" any securities: (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly; (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person
                                             --------  -------
          shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall
                                        --------  -------
          not be deemed the Beneficial Owner of ,or to be beneficially own, security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on
          Schedule 13D under the Exchange Act (or any comparable or successor report); or (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to clause (ii)(B) of this definition) or disposing of any securities of the Company; provided further, however, that nothing in this paragraph 18 shall cause a Person to be the Beneficial Owner of, or to beneficially own, any securities (x) acquired through such Person's participation in the business of underwriting securities in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition or (y) which such Person has reported on Schedule 13G under the Exchange Act and has not ceased to be eligible to report on Schedule 13G pursuant to Rule 13d-1 under the Exchange Act.

          "Common Stock" has the meaning set forth in paragraph 2(d).
           ------------

          "Corporate Transaction" means any of the following events: (a) a share
           ---------------------
          Acquisition Date; (b) a dissolution or liquidation of the Company; (c) a merger or consolidation in which the Company is not the surviving corporation; (d) a merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; (e) any capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged; and (f) any other event that the Board deems, in its discretion, to constitute a change in control of the Company.

          "Continuing Director" means (i) any member of the Board, while such
           -------------------
          Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who was, if applicable, a member of the Board prior to the time that any Person becomes an Acquiring Person, or (ii) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of Continuing Directors.

          "Exchange Act" has the meaning set forth in paragraph 2(j).
           ------------

          "Person" means any individual, firm, partnership, corporation or other
           ------
          entity, and shall include any successor (by merger or otherwise) of such entity.

          "Rights" means the rights granted to the Company's shareholders to
           ------
          purchase additional Common Stock under certain circumstances, as described in that certain Rights Agreement, dated as of May 5, 1988, by and between the Company and The First National Bank of Boston, as rights agent.

          "Share Acquisition Date" means the first date of public announcement
           ----------------------
          by the Company or an Acquiring Person that a Person has become an Acquiring Person; provided, however, that no "Share Acquisition Date"
                            --------  -------
          shall occur as a result of any Person
          becoming an Acquiring Person pursuant to an Approved Transaction.

          "Subsidiary" of any Person means any corporation or other entity of
           ----------
          which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person, or which is otherwise controlled by such Person.

     19.  Amendment or Termination.
          ------------------------

          (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18 and paragraph 19(b), no such termination can affect purchase rights previously granted, provided that a Purchase Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in paragraph 18, no amendment may make any change in any purchase rights theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Rule 16b-3 under the Exchange Act or Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval of any amendment to the Plan in such a manner and to such a degree as required .

          (b) Without shareholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Plan Administrator shall be entitled to change Purchase Periods, limit the frequency and/or number of changes in the amount withheld during Purchase Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion are advisable and that are consistent with the Plan.

     20.  Notices. All notices or other communications by a Participant to the
          -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21.  Conditions Upon Issuance of Shares. Shares of Common Stock shall not
          -----------------------------------
be issued with respect to a purchase right unless the exercise of such purchase right and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or any automated inter-dealer quotation system maintained by the National Association of Securities Dealers, Inc. upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of a purchase right, the Company may require the person exercising such purchase right to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22.  Effective Date. The Plan shall become effective on the date it is
          --------------
 approved by the stockholders (the "Effective Date").

     23.  Term of Plan. The Plan shall continue in effect for a term of ten (10)
          ------------
years after the Effective Date unless sooner terminated under paragraph 19. No rights may be granted under the Plan following its termination.

     24.  Stockholder Approval. The Plan became effective when adopted by the
          -------------------
Board on March 1, 1995 and was approved by the Company's stockholders on May 31, 1995. On February 19, 1999 the Board adopted and approved an amendment and restatement of the Plan to reflect amendments promulgated by the Securities and Exchange Commission to Rule 16b-3 applicable to the Plan which amendment and restatement is not subject to stockholder approval.

     25.  No Employment Rights. The Plan does not, directly or indirectly,
          --------------------
create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

     26.  Effect of Plan. The provisions of the Plan shall, in accordance with
          --------------
its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

     27.  Governing Law. The law of the State of California will govern all
          -------------
matters relating to this Plan except to the extent it is superseded by the laws of the United States.

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